UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2016
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Accretive Health, Inc.
(Exact Name of Registrant as Specified in Charter)
 ____________

Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue, Suite 2700, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 21, 2016, Accretive Health, Inc. (the “Company” or “Accretive Health”) announced changes to its senior management to align the organization for its next phase of growth. As part of these changes, Joseph Flanagan has been appointed President and Chief Operating Officer. Christopher Ricaurte, Senior Vice President, Revenue Cycle Operations for Accretive Health, has been appointed Chief Financial Officer and Treasurer, succeeding Peter Csapo, who is stepping down from his role. These changes are effective as of April 19, 2016, and Mr. Csapo will work with Mr. Ricaurte to ensure a smooth transition. The press release announcing the management changes is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.
Mr. Flanagan, 44, joined Accretive Health as Chief Operating Officer in April 2013 after serving as Senior Vice President of worldwide operations and supply chain at Applied Materials, Inc., and previously as President of Nortel Business Services for Nortel Networks. Previously, Mr. Flanagan served most of his career working for General Electric (GE), holding leadership positions in many divisions.
Mr. Ricaurte, 56, has served as Senior Vice President, Revenue Cycle Operations for Accretive Health since 2013 and has been responsible for all of the Company’s centers of excellence in the U.S. and India. Before joining Accretive Health, he was CFO, Silicon Systems Group at Applied Materials, Inc. Prior to this he was President of Nortel Business Services, where he had also previously held the position of CFO, Global Operations. Before this, Mr. Ricaurte was CFO of CHEP Europe in London. He also worked for GE for more than 20 years, where he held positions of increasing responsibility, including CFO for GE Consumer & Industrial in Europe, Middle East and Africa (EMEA), and CFO of GE's Industrial Solutions division.
No new or amended compensation arrangements were entered into in connection with these management changes; however, on April 25, 2016, the Company entered into an indemnification agreement with Mr. Ricaurte in the form that the Company has entered into with its other directors and executive officers. For existing compensation information regarding Mr. Flanagan, see the Company’s Proxy Statement on Schedule 14A, filed with the Securities Exchange Commission (the “SEC”) on July 6, 2015, which information is incorporated herein by reference.
On April 25, 2016, the Company entered into a Transition, Separation and General Release Agreement ("Transition Agreement") with Mr. Csapo pursuant to which he will receive the payments, accelerated vesting and other benefits that are consistent with those described in the agreements previously entered into by Mr. Csapo and the Company for a no-cause termination, which are described in detail in the Company's 2015 Proxy Statement and its other reports filed with the SEC. Additionally, Accretive Health has the right but not the obligation in certain circumstances in the future to repurchase shares of Accretive Health common stock held by Mr. Csapo. The Transition Agreement also includes a general release of all legal claims, and noncompete, nonsolicitation, nondisparagement and confidentiality provisions. The foregoing summary of the Transition Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Transition Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description
10.1
Form of Indemnification Agreement, entered into between Accretive Health, Inc. and each director and executive officer (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K (File No. 001-34746) filed on February 16, 2016).

	10.2	Transition, Separation and General Release Agreement, dated April 25, 2016, by and between Accretive Health, Inc. and Peter Csapo.
	99.1	Press Release of Accretive Health, Inc., dated April 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCRETIVE HEALTH, INC.
Date:	April 25, 2016	By:	/s/ Emad Rizk
Emad Rizk
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Form of Indemnification Agreement, entered into between Accretive Health, Inc. and each director and executive officer (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K (File No. 001-34746) filed on February 16, 2016).

10.2	Transition, Separation and General Release Agreement, dated April 25, 2016, by and between Accretive Health, Inc. and Peter Csapo.
99.1	Press Release of Accretive Health, Inc., dated April 21, 2016.